UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 14, 2018

ARES CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00663	33-1089684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Revolving Funding Facility.

On December 14, 2018, Ares Capital Corporation (the “Registrant”) and Ares Capital CP Funding LLC, an indirect wholly owned subsidiary of the Registrant (“Ares Capital CP”), entered into an amendment (the “CP Amendment”) to the documents governing Ares Capital CP’s revolving funding facility (the “CP Funding Facility”) with Wells Fargo Bank, National Association, Bank of America, N.A. and each of the other parties thereto. The CP Amendment, among other things, (a) extended the stated maturity date from January 3, 2022 to January 3, 2024; (b) extended the reinvestment period from January 3, 2019 to January 3, 2022; (c) adjusted the interest rate on the CP Funding Facility from the previous spread of 2.15% over LIBOR to a spread of 2.00% over LIBOR; and (d) adjusted the ranges of the unused portion of the CP Funding Facility under which certain fees are paid.

Borrowings under the CP Funding Facility will continue to be subject to the facility’s various covenants and the leverage restrictions contained in the Investment Company Act of 1940, as amended (the “1940 Act”).

The description above is only a summary of the material provisions of the CP Amendment and is qualified in its entirety by reference to a copy of the CP Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information contained in Item 1.01 to this current report on Form 8-K is by this reference incorporated in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit Number	Description

10.1

Amendment No. 11 to Loan and Servicing Agreement, dated as of December 14, 2018, among Ares Capital CP Funding LLC, as the borrower, Ares Capital Corporation, as the servicer, Wells Fargo Bank, National Association, as the agent, Wells Fargo Bank, National Association, as a lender, Bank of America, N.A, as a lender and U.S. Bank National Association, as trustee, bank and collateral custodian.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION

Date: December 17, 2018

	By:	/s/ Penni F. Roll
	Name:	Penni F. Roll
	Title:	Chief Financial Officer